EXHIBIT 10.4

SECURITY AGREEMENT

This Security Agreement (the “Agreement”) is entered into as of this 18th day of June, 2015 by and between Ecosphere Technologies, Inc., a Delaware corporation (“Ecosphere”), and Brisben Water Solutions LLC (the “Lender” and together with Ecosphere, the “Parties”). The Parties hereby agree as follows:

1.

Creation of Security Interest.  Ecosphere hereby grants to the Lender a security interest in the Collateral described in Section 2 to secure the performance or payment of all of the Obligations of Ecosphere under Section 3. The Parties agree that notwithstanding any provision to the contrary contained in the Security Agreement between the Parties, dated as of May 8, 2015, the Security Agreement between the Parties, dated as of March 19, 2015, or the Amended and Restated Security Agreement between the Parties, dated as of February 9, 2015 (the “Prior Security Agreements”), the entry into each of this Agreement and the promissory note in the amount of $250,000 (the “Note”) attached hereto as Exhibit B do not constitute a default or violation of any covenant under the Prior Security Agreement or related transaction documents.

2.

Collateral.  The collateral of this Agreement (the “Collateral”) consists of the items described on attached Exhibit A, including the Physical Collateral, as defined in Exhibit A.

3.

Ecosphere's Obligations.

(a)

Obligation to Pay.  Ecosphere shall pay to the Lender $250,000 and accrued interest thereon in accordance with the terms of that certain convertible note, dated as of the date hereof, in the original principal amount of $250,000 (“the Note”). This obligation to pay $250,000 is in addition to, and not in modification of, Ecosphere’s obligation to pay $1,750,000 which exists as of the date hereof in accordance with (i) that certain Convertible Note dated as of May 8, 2015, (ii) that certain Convertible Note dated as of March 19, 2015, and (iii) that certain Amended and Restated Convertible Note dated as of February 9, 2015 (the “Prior Notes”), which obligations are secured by the Prior Security Agreements.

(b)

Additional Obligations.

(i)

Protection of Collateral.  The Physical Collateral:

(A)

will not be misused or abused, but will be maintained in good and operable condition, reasonable wear and tear excepted (except for any loss, damage or destruction which is fully covered by insurance proceeds) and will be repaired, renewed and replaced by Ecosphere, in the exercise of reasonable discretion, shall deem necessary;

(B)

will be insured by Ecosphere until this Agreement is terminated against all expected risks to which it is exposed, including fire, theft, wind and flood, and those which the Lender may designate, with the policies acceptable to the Lender, payable to both Ecosphere and the Lender, as their interests appear, and providing for 30 days' minimum cancellation notice to the Lender, and with certificates evidencing such insurance deposited with the Lender; and

(ii)

Protection of Security Interest.

(A)

The Collateral will not be sold, licensed, transferred, encumbered, pledged, or disposed of or be subjected to any unpaid charge, including taxes, or to any subsequent interest of a third person created or suffered by Ecosphere voluntarily or involuntarily, unless the Lender consents in advance in writing to such charge, transfer, disposition or subsequent interest, and

(B)

The Lender has filed Financing Statements and may file additional Financing Statements it deems necessary in places it deems appropriate to protect the security interest under this Agreement against the rights or interests of third persons.

(C)

Any proceeds received by Ecosphere upon the sale, lease, license, assignment, transfer, encumbrance, pledge or other disposition of any of the Collateral or any part thereof shall be paid to Lender when received to fully discharge principal, accrued interest and attorneys’ fees due under the Note and the Prior Notes, if any.  All additional proceeds, if any, from such sale or other disposition shall be retained by Ecosphere.

(iii)

Sale of FNES Interest.  In addition to the Lender’s rights and remedies with respect to the Collateral, to secure the performance or payment of the Obligations, Ecosphere agrees as follows:

(A)

Ecosphere shall not sell, assign, transfer or encumber in any manner Ecosphere’s 30.6% limited liability company ownership interest in Fidelity National Environmental Solutions, LLC (“FNES”, and such 30.6% interest, the “FNES Interest”); and

(B)

In the event Ecosphere is in default of the Note and Lender declares the Note to be immediately due and payable, Ecosphere shall sell the FNES Interest or any part thereof for cash at public or private sale, subject to full compliance with the provisions, including tag-along rights and rights of first refusal, of the Amended and Restated Limited Liability Company Agreement of FNES, as in effect on the date hereof, a copy of which is appended to this Agreement as Exhibit C.  To facilitate the sale process, Lender may solicit offers to purchase the FNES Interest.  Such public or private sale shall take place no later than 90 days after the date of default by non-payment.  Ecosphere shall give Lender at least 30 days’ notice of the time and place of any public sale or the time at which any private sale is to be made.  At any sale of the FNES Interest the Lender may be the purchaser of the FNES Interest or any part thereof and shall be entitled to use and apply any sums due it under the Note as a credit on account of the purchase price of the FNES Interest or any part thereof payable at such sale.  Any proceeds received by Ecosphere upon sale of the FNES Interest or any part thereof shall be applied and paid to Lender to fully discharge principal, accrued interest and attorneys’ fees due under the Note and the Prior Notes, if any.  All additional proceeds, if any, from the sale shall be retained by Ecosphere.

(iv)

Sale of EM Interest.  In addition to the Lender’s rights and remedies with respect to the Collateral, to secure the performance or payment of the Obligations, Ecosphere agrees as follows:

(A)

Ecosphere shall not sell, assign, transfer or encumber in any manner the 25% limited liability company ownership interest in Ecosphere Mining, LLC (“EM”) which Ecosphere owns and has pledged to the Lender under this Agreement (the “EM Interest”); and

(B)

In the event Ecosphere is in default of the Note and Lender declares the Note to be immediately due and payable, Ecosphere shall sell the EM Interest or any part thereof for cash at public or private sale.  To facilitate the sale process, Lender may solicit offers to purchase the EM Interest.  Such public or private sale shall take place no later than 90 days after the date of default by non-payment.  Ecosphere shall give Lender at least 30 days’ notice of the time and place of any public sale or the time at which any private sale is to be made.  At any sale of the EM Interest, the Lender may be the purchaser of the EM Interest or any part thereof and shall be entitled to use and apply any sums due it under the Note as a credit on account of the purchase price of the EM Interest or any part thereof payable at such sale.  Any proceeds received by Ecosphere upon sale of the EM Interest or any part thereof shall be applied and paid to Lender to fully discharge principal, accrued interest and attorneys’ fees due under the Note and the Prior Notes, if any.  All additional proceeds, if any, from the sale shall be retained by Ecosphere.

4.

Representations, Warranties and Covenants.  Ecosphere represents, warrants and covenants to Lender that:

(a)

Ecosphere has good and sufficient title to the Collateral, the FNES Interest and the EM Interest, free and clear of all security interests, liens, encumbrances and claims whatsoever, other than those created under (i) the Securities Purchase Agreement dated as of the date hereof, (ii) this Agreement, (iii) the Securities Purchase Agreement dated May 8, 2015, (iv) the Securities Purchase Agreement dated March 19, 2015 and (v) the Securities Purchase Agreement dated September 12, 2014, as amended February 9, 2015 ((iii)-(v), the “Prior SPAs”) and (vi) the Prior Security Agreements.

(b)

No financing statement, notice of lien, security agreement or any other agreement or instrument creating or giving notice of an encumbrance or charge against any of the Collateral, the FNES Interest and the EM Interest is in existence or on file in any public office, except those in favor of Lender.

(c)

Ecosphere will at all times hereafter keep the Collateral, the FNES Interest and the EM Interest free of all security interests, liens and claims whatsoever, except the security interests, liens and claims in favor of Lender.

(d)

Ecosphere (i) will, from time to time, on request of Lender, execute such financing statements, statements of assignment, notices and other documents and pay the costs of filing or recording the same in all public offices deemed necessary by Lender and do such other acts as Lender may request to establish and maintain a valid security interest in the Collateral, the FNES Interest and the EM Interest and (ii) authorizes  Lender at Ecosphere’s expense to file any financing statements, or any notices or assignments with the Patent and Trademark Office, relating to the Collateral (without Ecosphere’s signature thereon) which Lender deems appropriate and Ecosphere irrevocably appoints Lender as Ecosphere’s attorney-in-fact to execute any such financing statements and notices or assignments in Ecosphere’s name and to perform all other acts which Lender deems appropriate to perfect and to continue perfection of the security interest created herein.

(e)

Ecosphere will account fully and faithfully for and promptly pay or turn over to Lender proceeds in whatever form received in disposition in any manner of any of the Collateral, the FNES Interest and the EM Interest as provided herein.

(f)

All information now or hereafter furnished by Ecosphere to Lender relating in any way to the Collateral, the FNES Interest or the EM Interest is and will be true and correct in all material respects as of the date furnished.

(g)

The FNES Interest and the EM Interest are not represented by a certificate and are “uncertificated securities” under the Uniform Commercial Code as in effect in Delaware.  Ecosphere will, if the FNES Interest or the EM Interest are represented by a certificate, promptly deliver possession of such certificate to Lender.

5.

Default.  Any misrepresentation or misstatement in connection with, or non-compliance with or non-performance of the Note or this Agreement shall constitute default under this Agreement.  In addition, Ecosphere shall be in default if (i) bankruptcy or insolvency proceedings are instituted by or against Ecosphere, which proceedings are not dismissed within 30 days; (ii) if Ecosphere makes any assignment for the benefit of creditors, or (iii) if Ecosphere shall default in performance of any agreement with the Lender.

6.

The Lender's Rights and Remedies.

(a)

The Lender may assign this Agreement, with notice to Ecosphere, and, if the Lender does assign this Agreement, the assignee shall be entitled, upon notifying Ecosphere, to performance of all of Ecosphere's obligations under this Agreement.

(b)

Upon Ecosphere's default, the Lender may exercise its rights of enforcement under the Uniform Commercial Code in force in Delaware and any notice of lien filed with the United States Patent Office and, in conjunction with, addition to or substitution for those rights, at the Lender's discretion, it may:

(i)

To the extent permitted by law, enter upon Ecosphere's premises to take possession of, assemble and collect the Physical Collateral or to render it unuseable.

(ii)

Require Ecosphere to assemble the Physical Collateral and make it available at a place the Lender designates which is mutually convenient, to allow the Lender to take possession or dispose of the Collateral.

(iii)

Waive any default or remedy any default in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default.

(iv)

Ecosphere understands that to the extent permitted by law, if Ecosphere fails to meet any of Ecosphere's obligations under this Agreement, the Lender has a right to take possession of the Collateral by all lawful means.

(c)

Upon default of the Note, the Lender shall have rights to a sale of the EM Interest and/or FNES Interest by Ecosphere, including a right to solicit purchasers, in accordance with Sections 3(b)(iii) and 3(b)(iv).

(d)

With regards to only non-monetary defaults, the Lender will give notice to Ecosphere that Ecosphere is in default hereunder, and Ecosphere shall have 30 days from the date of such notice to cure the non-monetary defaults.

(e)

The Lender’s remedies are subject to a Securities Purchase Agreement dated as of the date hereof and the Prior SPAs, which limit the Lender to recovering its outstanding principal and accrued interest under each of the Note and the Prior Notes, attorneys’ fees and costs incurred in the sale of the Collateral.

7.

Other Lienholders.  Any person or entity taking a junior encumbrance, or other lien upon the Collateral or any part thereof or any interest therein, shall take said lien subject to the rights of the Lender to amend, modify, extend, renew, enlarge or release the Note, this  Agreement or any other document or instrument evidencing, securing or guaranteeing the Note, including, but not limited to, any amendments, modifications, extensions or renewals that increase the amount outstanding under the Note, in each and every case without obtaining the consent of the holder of such junior lien and without the lien of this Agreement losing its priority over the rights of any such junior lien.  Accordingly, any person or entity taking a junior encumbrance, or other lien upon the Collateral or any part therein or any interest therein, shall take said lien subject to the provisions of the Note and this Agreement, including, but not limited to, the above provision.  Nothing in this Section shall be deemed to authorize any such junior encumbrance or other liens on the Collateral, the FNES Interest and the EM Interest.

8.

Severability.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

10.

Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

11.

Notices and Addresses.  All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar receipted next business day delivery, or by email followed by overnight next business day delivery as follows:

Lender:

Brisben Water Solutions LLC

23 N. Beach Road

Jupiter Island, FL 33455

Attn:  William Brisben

with a copy to:

Dinsmore & Shohl LLP

10 N. Ludlow Street, Suite 1100

Dayton, OH 45402

Attn:  Frederick J. Caspar, Esq.

Email:  fred.caspar@dinsmore.com

Ecosphere:

3515 SE Lionel Terrace

Stuart, Florida 34997

Attention: Dennis McGuire

Email: dennismcguire1@mac.com

with a copy to:

Nason, Yeager, Gerson, White

& Lioce, P.A.

1645 Palm Beach Lakes Blvd.

Suite 1200

West Palm Beach, Florida  33401

Attention:  Michael D. Harris

Email:  mharris@nasonyeager.com

or to such other address as any of them, by notice to the other may designate from time to time.  Time shall be counted to, or from, as the case may be, the date of delivery.

12.

Attorneys’ Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and expenses (including such fees and costs on appeal).

13.

Oral Evidence.  This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

14.

Additional Documents.  The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

15.

Governing Law.  All claims relating to or arising out of this Agreement, or the breach thereof, whether sounding in contract, tort, or otherwise, shall also be governed by the laws of the State of Delaware without regard to choice of law considerations.

16.

Section or Paragraph Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF the parties hereto have set their hand and seals as of the date first above written.

ECOSPHERE:
ECOSPHERE TECHNOLOGIES, INC.

By:	/s/ Dennis McGuire
Dennis McGuire, Chief Executive Officer

BRISBEN WATER SOLUTIONS LLC

By:	/s/ William Brisben
William Brisben
Manager

1

EXHIBIT A

This Security Agreement covers all of the following property of Ecosphere Technologies, Inc. (“Ecosphere”), whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located (capitalized terms used herein shall have the meaning ascribed to such term under the Uniform Commercial Code as in effect in the State of Delaware and/or as otherwise set forth herein):

(a)

The Ecos PowerCube® unit (with the Ecos GrowCube® unit, the “Physical Collateral”) located in Stuart, Florida.

(b)

One completed Ecos GrowCube® unit (with the Ecos PowerCube® unit, the “Physical Collateral”) located in Stuart, Florida.

(c)

United States Patent #8,593,102, filed November 26, 2013.

(d)

United States Patent #8,999,154, issued April 7, 2015.

(e)

United States Patent, when issued, pertaining to patent application #62/083,747, filed November 24, 2014.

(f)

All warranties, increases, parts, renewals, additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, and all of Ecosphere's books and records relating to any of the foregoing. Provided, however, that if Ecosphere manufactures any additional Ecos PowerCube® units or Ecos GrowCube® units, they shall not be deemed to be Physical Collateral or subject to this Agreement.

(g)

25% of the limited liability company interests in Ecosphere Mining, LLC, a Delaware limited liability company and Ecosphere’s subsidiary (the “EM Interest”).

Proceeds shall mean and include all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon collateral, including, without limitation, all licenses, permits, authorizations and applications, all claims of Ecosphere against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.